AT&T                                     MASTER EQUIPMENT
Corporation                              LEASE AGREEMENT SCHEDULE
--------------------------------------------------------------------------------
LESSEE:  Universal Money Centers, Inc.   LESSOR:  AT&T Credit Corporation
--------------------------------------------------------------------------------
Street Address                           Address
6800 Squibb Road                         2 Gatehall Drive, Parsippany, NJ 07054
---------------------------------------- ---------------------------------------
City/State/Zip                           Lease Number     Schedule Number
Mission, KS 66201                        I200084          00020
---------------------------------------- ---------------------------------------
SELLER:                                                   Total Price Including
    AT&T Global Information Solutions             Installation/One-Time Charges
    f/k/a NCR Corporation
 ................................................................................
Description of Items to be Leased (the Equipment)
Equipment subject hereto shall include, but not
be limited to: (29) NCR 5670 ATMs and all other
items of equipment, including all attachments,
alterations, and additions thereto, and any and
all parts thereof, and a right to use license
for any software related thereto and related
documentation, as such are and/or will be more
particularly described in the equipment order(s)
as reflected in the invoices of the seller or supplier.
--------------------------------------------------------------------------------
                                      Total Purchase Price
                    Yes    No         (Sum of total prices
Option A ........... X     __         including installation/
                                      one-time charges)           $440,365.00
                                      ------------------------------------------
Lessee selects a fair market value    PAYMENT IN ARREARS .................Yes __
purchase Option and a fair rental
value renewal option.                 If this payments in arrears option is
                                      selected, Lessee shall pay Lessor the
                    Yes    No         first Rental Payment for the Equipment on
Option B ........... __    X          the last day of the first Rental Payment
                                      Period, which shall begin at Lessor's
Lessee selects (i) a fixed price      option on either the Commencement Date or
purchase option of either $ N/A or    the first day of the month following the
N/A % of the Total Purchase Price;    month in which the Commencement Date
and (ii) a fixed price renewal        occurs, and shall pay Lessor the remaining
option of N/A% of the periodic        periodic Rental Payments on or before the
Rental Payment.                       last day of each subsequent Rental
                                      Payment Period.
THE TERMS AND CONDITIONS OF THE       ------------------------------------------
FOREGOING OPTIONS AND OTHER           Advance Rent            Rental Payment
IMPORTANT PROVISIONS ARE SET FORTH     $68,256.58        See attached Exhibit B
ON THE BACK OF THIS SCHEDULE.
------------------------------------  ------------------------------------------
Employment Location                   Rental Payment    Latest Commencement Date
                                      Period             12/30/96
See attached Exhibit A.                   Monthly
                                      ------------------------------------------
                                      Length of Initial Term
                                          48 Months
--------------------------------------------------------------------------------
THIS SCHEDULE SHALL BE GOVERNED BY THE TERMS AND CONDITIONS OF THE MASTER EQUIPMENT LEASE AGREEMENT REFERENCED BY THE LEASE NUMBER SPECIFIED ABOVE (AGREEMENT) BY AND BETWEEN LESSEE, AS LESSEE, AND LESSOR OR AT&T CAPITAL CORPORATION OR ANY AFFILIATE OR SUBSIDIARY THEREOF, AS LESSOR, AND BY THE TERMS AND CONDITIONS SET FORTH ON THE FRONT AND BACK OF THIS SCHEDULE. PURSUANT TO
SUCH TERMS AND CONDITIONS (WHICH LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS). LESSEE AGREES TO LEASE FROM LESSOR (AS SPECIFIED BELOW) AND LESSOR AGREES TO LEASE TO LESSEE THE ABOVE REFERENCED EQUIPMENT, IT IS UNDERSTOOD AND AGREED THAT THE TERMS AND CONDITIONS OF THIS SCHEDULE MAY BE DIFFERENT FROM THE TERMS AND CONDITIONS OF PRIOR SCHEDULES AND THAT ANY ASSIGNMENT OR TRANSFER PURSUANT TO SECTION 23 OF THE AGREEMENT BY LESSOR OR ANY ASSIGNEE SHALL NOT MATERIALLY CHANGE LESSEE'S OBLIGATIONS HEREUNDER. LESSEE REPRESENTS AND WARRANTS THAT IT SHALL LOOK ONLY TO THE SELLER FOR ANY AND ALL CLAIMS AND WARRANTIES RELATING TO THE EQUIPMENT AND THAT IT EITHER HAS REVIEWED, APPROVED AND RECEIVED A COPY OF THE APPLICABLE PURCHASE DOCUMENTS OR HAS BEEN INFORMED BY LESSOR THAT IT MAY HAVE RIGHTS UNDER THE PURCHASE DOCUMENTS AND MAY CONTACT SELLER FOR A DESCRIPTION OF SUCH RIGHTS TO THE EXTENT PERMITTED BY APPLICABLE LAW. LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY ARTICLE 2A OF
THE UCC AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE THAT MAY LIMIT OR MODIFY THE LESSOR'S RIGHTS AS DESCRIBED IN THE AGREEMENT, THIS SCHEDULE OR ANY OTHER FUNDAMENTAL AGREEMENT (AS DEFINED IN THE AGREEMENT).
--------------------------------------------------------------------------------
Universal Money Centers, Inc.            AT&T CREDIT CORPORATION
Lessee
X     /s/ Dave A. Windhorst              By: /s/ Mary Jaggers
--------------------------------------       -----------------------------------
Lessee Authorized Signature                  Lessor Authorized Signature
      Dave A. Windhorst, President           Mary Jaggers,
--------------------------------------       -----------------------------------
Print Name and Title                         Print Name and Title
      12/12/96                                     12/12/96
                   Date                                          Date

                                     INVOICE



                                  ----------------------------------------------
                                  Account #    Bill Date    Due Date   Total Due
                                  ----------------------------------------------
                                  ----------------------------------------------
                                  I200084       12/11/96 Upon Receipt $68,256.58
                                  ----------------------------------------------

PLEASE INDICATE ADDRESS CHANGES BELOW      INSURE PROPER CREDIT OF YOUR ACCOUNT:

                                   1) DO NOT INCLUDE WITH ANY OTHER AT&T PAYMENT
UNIVERSAL MONEY CENTERS, INC.      2) MAKE CHECKS PAYABLE TO AT&T CREDIT
6800 SQUIBB ROAD                        CORPORATION
MISSION, KS  66202                 3) INCLUDE ACCOUNT NUMBER ON CHECK

                                   REMIT TO:
ATTN: MR. DAVID WINDHORST          AT&T CREDIT CORPORATION
                                   2 GATEHALL DRIVE Room 3C284
                                   PARSIPPANY, NJ 07054
                                   ATTN: MARY JAGGERS


----------------------------------------------
 Account #   Bill Date    Due Date   Total Due
----------------------------------------------
----------------------------------------------
 I200084     12/11/96  Upon Receipt $68,256.58
----------------------------------------------


--------------------------------------------------------------------------------
  Schedule                 Description                    Total Due
--------------------------------------------------------------------------------
00020            Rental Payment                         $68,256.58








                      ***DUE UPON EXECUTION OF SCHEDULE***



                        This invoice excludes sales tax.
                        Sales tax on this invoiced amount
                      Will be included in a future invoice
                              As an unpaid amount.

--------------------------------------------------------------------------------

                        Please pay this amount          $68,256.58
--------------------------------------------------------------------------------

                 PAYMENTS RECEIVED AFTER DUE DATE MAY BE SUBJECT
                  TO LATE CHARGES UNDER TERMS OF THE AGREEMENT

                                    Exhibit B

                                   Schedule 20



AT&T
Capital Corporation                             Master Equipment
                                                Lease Agreement
                                                Schedule Worksheet

--------------------------------------------------------------------------------
  Lessee:  Universal Money Centers, Inc.        Lessor:  AT&T Credit Corporation
           6800 Squibb Road                              2 Gatehall Drive
           Mission, KS  66202                            Parsippany, NJ  07054

--------------------------------------------------------------------------------
           ------------------------------------------------------
                                Lease Number:           I200084
                             Schedule Number:           00020
           ------------------------------------------------------



     ----------------------------------------------------
     #Atms      Cost       Absolute   Delivery    Total
      (ea)   14,200.00      685.00     300.00   15,252.82
     ----------------------------------------------------
     ----------------------------------------------------
       29   411,800.00   19,865.00   8,700.00  440,365.00
     ----------------------------------------------------



                     Payment   Lease     Payment       Nbr          Total
                      Level    Rate       Amount       Pmts        Payments
                     -------   -----     -------       ----        --------

                        1    0.155000  68,256.58 x       1     =   68,256.58
                        2    0.024650  10,855.00 x      17     =  184,535.00
                        3    0.017610   7,754.83 x      18     =  139,586.94
                        4    0.007010   3,086.96 x      12     =   37,043.52
                                                        --        ----------
                               Totals                   48        429,422.04

AT&T CREDIT CORPORATION
NCR Credit Unit
2 Gatehall Drive
Parsippany, NJ  07054

F A X     C O V E R     S H E E T

DATE: December 10, 1996             TIME:  2:31 PM

TO:   Dave Windhorst                PHONE: 913-831-2055
      Universal Money               FAX:   913-831-0248

FROM: Mary Jaggers                  PHONE: 201-606-4847
                                    FAX:   201-606-4848

Number of pages including cover sheet:  1

Message

      Here is the breakdown of the charges on Schedule 00020:

      Product                       Amount          Quantity       Total Amount
      -------                       ------          --------       ------------

       5670                     $14,200.00             29          $417,126.14

       Delivery/Installation        300.00             29             5,340.54

       Absolute Metal               685.00             29            19,865.00

       Total                    $15,252.82             29          $442,331.78


      If you need anything else, please call me at the above number.

      Thank you.

      Mary Jaggers

      /s/ Mary Jaggers

                               LETTERHEAD OF AT&T
                                                    AT&T
                                                    Capital Corporation
AT&T Credit Corporation
-------------------------------------------------------------------------------
Mary Jaggers                                        2 Gatehall Drive
Account Manager                                     Parsippany, NJ 07054
                                                    Phone: 201-606-4847
                                                    Fax: 201-606-4848

December 31, 1996

Mr. David Windhorst
Universal Money Centers, Inc.
6800 Squibb Road
Mission, KS  66202

RE:   Master Equipment Lease Agreement Number I200084 (the "Agreement"),
      Schedule 00020

Dear Mr. Windhorst:

Thank you for selecting AT&T Credit Corporation for your lease financing needs. First, enclosed are your copies of the executed documents. Final invoices for the above-referenced Schedule have now been received from NCR Corporation and Absolute Metal Works. Absolute Metal Works will be added to this schedule as an additional vendor. (Copies of these invoices have also been included for your review and records.) These invoices reflect a change to the Total Purchase price and related Advance Rent/Rental Payment amount(s) originally indicated on the Schedule.

In accordance with Section 7 (Adjustments) of the Agreement, the Purchase Price for the equipment shall be amended from $440,365.00 to $435,774.34, which is a decrease of $4,590.66. Your payments will be as follows:

                1              $67,545.02
                2-18           $10,741.84
                19-36          $ 7,673.99
                37-48          $ 3,054.78

To confirm the correct payment procedure, please remit payments to: AT&T Credit, PO Box 85375, Louisville, KY 40285-5375, as indicated on each invoice. PLEASE DO NOT MAIL YOUR PAYMENTS TO AT&T CREDIT IN PARSIPPANY, NEW JERSEY:

Finally, please note that under this lease agreement (paragraph 9 of the Master Equipment Lease Agreement), the equipment will be included on AT&T Credit's property tax return. In turn, AT&T Credit will invoice you to obtain reimbursement for the property tax assessment. PLEASE DO NOT PAY PROPERTY TAX DIRECTLY TO YOUR LOCAL TAX AUTHORITY.

All terms used herein and not defined shall have the meanings set forth in the Agreement or the Schedule, as applicable. All other terms and conditions of the Agreement and Schedule remain unchanged and in full force and effect.

Should you have any questions about any of the enclosed documents or any matters concerning billing and payment, please call Customer Service, at telephone 1 800-622-6660. Again, thank you for choosing AT&T Credit for your financing needs.

Yours truly,

/s/ Mary Jaggers

Mary Jaggers
Account Manager
                                                                    Page 5 of 5